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                                                                     EXHIBIT 4.2

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                                                                       PSC
                  [LOGO]                                         PHILIP  SERVICES
                                                                 --- C O R P. ---

                                                 AMALGAMATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO
                                             FUSIONNEE SOUS L'AUTORITE DES LOIS DE LA PROVINCE DE L'ONTARIO

NUMBER  NUMERO                                                                        CUSIP 71819M 10 3            SHARES  ACTIONS

  PC 04184

                    This certifies that
                    La presente atteste que
                                                       SPECIMEN

                    is the registered holder of
                    est le porteur inscrit de


                    FULLY PAID AND NON-ASSESSABLE COMMON       ACTIONS ORDINAIRES ENTIEREMENT LIBEREES ET
                    SHARES IN THE CAPITAL OF                   NON COTISABLES DE

                                                  PHILIP SERVICES CORP.

                    transferable in a securities register      transferables uniquement dans un registre de
                    of the Corporation upon the surrender      valeurs mobilieres de la Societe sur remise du
                    of this Certificate properly endorsed.     present certificat dument endosse. Le present
COMMON              This Certificate is not valid until        certificat n'est valide que s'il est                ORDINAIRES
                    countersigned and registered by a          contresigne et immatricule par un agent des
                    Transfer Agent and Registrar of the        transferts et agent charge de la tenue des
                    Corporation.                               registres de la Societe.

                        IN WITNESS WHEREOF the Corporation          EN FOI DE QUOI la Societe a fait signer
                    has caused this Certificate to be signed   le present certificat par ses representants
                    by its duly authorized officers.           dument autorises.

                    Dated/Date

                    COUNTERSIGNED AND REGISTERED --  CONTRESIGNE ET IMMATRICULE
                    MONTREAL TRUST COMPANY OF CANADA          TORONTO, MONTREAL,
                    COMPAGNIE MONTREAL TRUST DU CANADA        CALGARY, VANCOUVER
                    TRANSFER AGENT AND REGISTRAR
                    AGENT DES TRANSFERTS ET AGENT CHARGE DE LA TENUE                  /s/ ALLEN FRACASSI
                    DES REGISTRES
                    OR/OU                                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER
                    THE BANK OF NEW YORK           NEW YORK                      PRESIDENT ET CHEF DE LA DIRECTION
                    CO-TRANSFER AGENT AND CO-REGISTRAR
                    CO-AGENT DES TRANSFERTS ET CO-AGENT
                    CHARGE DE LA TENUE DES REGISTRES


                                                                                     /s/ COLIN SOULE

                    BY -- PAR ____________________________________                                       SECRETARY
                                   AUTHORIZED SIGNATURE                                                 SECRETAIRE
                                   SIGNATAIRE AUTORISE

                    THIS CERTIFICATE IS TRANSFERABLE AT THE            LE PRESENT CERTIFICAT EST TRANSFERABLE AUX
                    PRINCIPAL OFFICES OF MONTREAL TRUST                PRINCIPAUX BUREAUX DE COMPAGNIE MONTREAL
                    COMPANY OF CANADA IN TORONTO, CALGARY,             TRUST DU CANADA A TORONTO, CALGARY,
                    MONTREAL AND VANCOUVER AND AT THE OFFICES          MONTREAL ET VANCOUVER ET AUX BUREAUX DE
                    OF THE BANK OF NEW YORK, IN NEW YORK CITY.         THE BANK OF NEW YORK, A VILLE DE NEW YORK.
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
The class of shares represented by this certificate has           La categorie d'actions representee par le present
rights, privileges, restrictions or conditions attaching          certificat comporte des droits, privileges, restrictions
thereto and the Corporation will furnish to the shareholder,      ou conditions et la Societe transmettra gratuitement
on demand and without charge, a full copy of the text of:         aux actionnaires qui en font la demande le texte integral:
(i)  the rights, privileges, restrictions and conditions          (i)  des droits, privileges, restrictions et conditions
     attached to such shares and to each class authorized              rattaches a ces actions, a chaque categorie dont
     to be issued and to each series in so far as the same             l'emission est autorisee et a chaque serie, dans la
     have been fixed by the directors, and                             mesure ou ils ont ete etablis par les administrateurs,
(ii) the authority of the directors to fix the rights,            (ii) du pouvoir des administrateurs d'etablir les droits,
     privileges, restrictions and conditions of subsequent             privileges, restrictions et conditions de series
     series, if applicable.                                            subsequentes, le cas echeant.

     FOR VALUE RECEIVED the undersigned hereby sells, assigns          POUR UNE CONTREPARTIE VALABLE, le soussigne vend et
and transfers unto                                                transfere par les presentes a

_________________________________________________________________________________________________________________________________
             (Name and address of transferee)                                    (Nom et adresse du cessionnaire)

                                                                    [   ] [   ] [   ] - [   ]  [   ]  [   ] - [   ]  [   ]  [   ]

                                                                        SOCIAL INSURANCE NUMBER - NUMERO D'ASSURANCE SOCIALE
__________________________________________________________________________________________________________________________________


                                                                                                                           shares
__________________________________________________________________________________________________________________________ actions
registered in the name of the undersigned on the books of         immatriculees au nom du soussigne dans les livres de la
the Corporation named on the face of this certificate and         Societe nommee au recto du present certificat et representees
represented hereby, and irrevocably constitutes and appoints      par les presentes et le soussigne nomme irrevocablement


__________________________________________________________________________________________________________________________________
the attorney of the undersigned to transfer the said shares       comme son mandataire pour transferer ces actions dans le
on the register of transfers and books of the Corporation         registre des transferts et les livres de la Societe, avec plein
with full power of substitution hereunder.                        pouvoir de substitution a cet egard.

DATED:
DATE:

__________________________________________________________________________________________________________________________________
            (Signature of Shareholder)                                            (Signature de l'actionnaire)


__________________________________________________________________________________________________________________________________
              (Signature of Witness)                                                 (Signature du temoin)
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Until the Separation Time (as defined in the Rights Plan referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Plan Agreement, dated as of April 11, 1995 and as amended and restated on the 19th day of May, 1995 (the "Rights Plan"), between Philip Services Corp. (formerly known as Philip Environmental Inc.) (the
"Corporation") and Montreal Trust Company of Canada, as rights agent (the
"Rights Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive office of the
Corporation. Under certain circumstances, as set forth in the Rights Plan, such
Rights may be amended or redeemed, may expire, may become null and void (if, in certain cases, they are issued to or "Beneficially Owned" by any Person who is, was or becomes an "Acquiring Person", as such terms are defined in the Rights
Plan, whether currently held by or on behalf of such Person or any subsequent holder) or may be evidenced by separate certificates and may no longer be evidenced by this certificate.

The Corporation will mail or arrange for the mailing of a copy of the Rights Plan to the holder of this certificate without charge upon receipt of a written request therefor.


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

AVIS: La signature apposee sur le present transfert doit correspondre en tous points au nom paraissant au recto du certificat, sans modification, agrandissement ou ajout.